Exhibit 10.1

FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

This FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (“Amendment”) dated as of September 18, 2009, is made by and among TRIUMPH GROUP, INC., a Delaware corporation (“TGI”), the other BORROWERS party hereto (together with TGI, the “Borrowers”); the GUARANTORS party hereto (the “Guarantors”); PNC BANK, NATIONAL ASSOCIATION, a national banking association as Administrative Agent for the Banks under the Amended and Restated Credit Agreement referred to herein (hereinafter referred to in such capacity as the “Administrative Agent”); BANK OF AMERICA, N.A., in its capacity as syndication agent for the Banks under such agreement (hereinafter referred to in such capacity as the “Syndication Agent”); CITIZENS BANK OF PENNSYLVANIA, in its capacity as documentation agent for the Banks under such agreement (herein referred to in such capacity as the “Documentation Agent”) and each of MANUFACTURERS AND TRADERS TRUST COMPANY, JP MORGAN CHASE BANK, SOVEREIGN BANK and BRANCH BANKING & TRUST COMPANY, each in its capacity as a managing agent for the Banks (each hereinafter referred to in such capacity as the “Managing Agent” and, together with the Administrative Agent, the Syndication Agent and the Documentation Agent, the “Agents”); and the BANKS party hereto (the “Banks”).

Reference is made to the Amended and Restated Credit Agreement dated as of August 14, 2009, by and among the Borrowers, the Guarantors, the Banks, the Agents (the “Credit Agreement”).  (Capitalized terms used herein not otherwise defined shall have the meanings provided for in the Credit Agreement.)

The Borrowers, the Guarantors, the Banks and the Agents have agreed that the Credit Agreement be amended as provided herein, effective as of the date hereof.

NOW, THEREFORE, in consideration of the foregoing and for other consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

1.             Amendments to Credit Agreement.

(a)           Section 1.1  [Certain Definitions] of the Credit Agreement is hereby amended by adding the following definition thereto:

Excepted Subordinated Indebtedness shall mean Subordinated Indebtedness of some or all of the Loan Parties for which no non-Loan Party Subsidiary is liable as a primary obligor, pledgor, surety or guarantor.

(b)           Section 7.2.1.1 [General Covenant] of the Credit Agreement is hereby amended to read in its entirety as follows:

7.2.1.1 General Covenant.

Other than (a) Indebtedness under the Loan Documents, (b) Indebtedness of the SP Sub (but only the SP Sub) incurred in connection with the Receivables Facility up to a maximum principal amount of $125,000,000.00 (or such greater amount that may be approved in writing by the Required Banks), and (c) Excepted Subordinated Indebtedness, TGI shall not, and shall not permit any of its Subsidiaries to, at any time create, incur, assume or suffer to exist

(i) any secured Indebtedness, except, subject to Section 7.2.1.2 [Limitation on Aggregate Amount], for Indebtedness secured by Permitted Liens; or

(ii) any unsecured Indebtedness, except, subject to Section 7.2.1.2 [Limitation on Aggregate Amount], for:

(y) notes issued in favor of the seller as consideration for an acquisition permitted under Section 7.2.6(ii) hereof; provided that: (A) the Indebtedness evidenced by such notes is included in the consideration for such acquisition, and (B) such notes are subordinated in a manner satisfactory to the Administrative Agent; provided, further, that such notes may be repaid in accordance with their terms at to before the Expiration Date so long as no Event of Default or Potential Default then exists or will result from such payment, and

(z) other unsecured Indebtedness; provided that (A) the Obligations under this Agreement, the Notes and each of the other Loan Documents rank at least pari passu in priority of payment with such unsecured Indebtedness, and (B) no Event of Default or Potential Default then exists nor will result from incurring such unsecured Indebtedness.

(c)           Section 7.2.1.2 [Limitation in Aggregate Amount] of the Credit Agreement is hereby amended to read in its entirety as follows:

7.2.1.2 Limitation on Aggregate Amount.

The sum of the outstanding principal amount of (A) all Indebtedness (other than Indebtedness hereunder and Excepted Subordinated Indebtedness) of Subsidiaries (other than the SP Sub), including Guaranties (other than the Guaranty and Suretyship Agreement executed in connection herewith, unsecured Guaranties constituting Excepted Subordinated Indebtedness and unsecured Guaranties by Loan Parties of unsecured Indebtedness of TGI ), plus (B) secured Indebtedness of TGI shall not at any time exceed 20% of Consolidated Net Worth as of each quarter end, and with respect to any determinations of this covenant within a fiscal quarter as of the end of the immediately preceding fiscal quarter.

(d)           Section 7.2.20 [Repayment of Convertible Notes; Repayment of Other Subordinated Indebtedness] of the Credit Agreement is hereby amended by replacing the second paragraph of that section in its entirety with the following:

No Loan Party shall repay other Subordinated indebtedness (other than the Convertible Notes as addressed in the immediately preceding paragraph and except to the extent permitted by Section 7.2.1.1(ii)(y)), without the written consent of the Required Lenders.

2.             Effectiveness of This Amendment.  This Amendment shall be effective on the date upon which this Amendment shall have been executed by each of the Borrowers, each of the Guarantors and each of the Required Banks.

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3.             Miscellaneous.

(a)           All of the terms, conditions, provisions and covenants in the Notes, the Credit Agreement, the Loan Documents, and all other documents delivered to the Banks and the Administrative Agent in connection with any of the foregoing documents and obligations secured thereby shall remain unaltered and in full force and effect except as modified by this Amendment and are hereby ratified and confirmed.

(b)           This Amendment shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania.

(c)           The Borrowers shall reimburse the Administrative Agent for all expenses for which the Administrative Agent is entitled to be reimbursed, including the fees of counsel for the Administrative Agent in connection with this Amendment.

(d)           Each and every one of the terms and provisions of this Amendment shall be binding upon and shall inure to the benefit of the Borrowers, the Banks and the Administrative Agent and their respective successors and assigns.

(e)           This Amendment may be executed in one or more counterparts, each of which shall be deemed to be an original as against any party whose signature appears thereon, and all of which shall constitute but one and the same instrument.

(f)            The execution and delivery of this Amendment shall not be construed to establish a course of conduct or imply that any other, future or further waivers, consents or forbearance shall be considered, provided or agreed to.

(g)           Each Borrower represents and warrants that there exists no Event of Default or Potential Default.

(h)           Each Borrower represents and warrants that all of the Persons required to be “Loan Parties” are in fact Loan Parties, have become parties to Credit Agreement and/or the Guaranty and Suretyship Agreement by executing and delivering to the Administrative Agent, acting on behalf of the Banks, the documents required by the Credit Agreement, and have executed this Amendment as of the date hereof.

(i)            The Loan Parties hereby represent and warrant to the Administrative Agent and the Banks that after giving effect to this Amendment, (1) the representations and warranties of the Loan Parties contained in the Credit Agreement and the other Loan Documents are true and correct on and as of the date hereof with the same force and effect as though made by the Loan Parties on such date, except to the extent that any such representation or warranty expressly relates solely to a previous date, and (2) the Loan Parties are in compliance with all terms, conditions, provisions, and covenants contained in the Credit Agreement, as amended hereby, and the other Loan Documents.  This Amendment has been duly executed by an authorized officer of each Loan Party.  The execution, delivery, and performance of this Amendment have been duly authorized by all necessary corporate action, require no governmental approval, and will neither contravene, conflict with, nor result in the breach of any Law, charter, articles, or certificate of incorporation or organization, bylaws, operating agreement or other agreement governing or binding upon any of the Loan Parties or any of their property.

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[SIGNATURE PAGE 1 OF 15 TO THE
FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT]

IN WITNESS WHEREOF, the parties hereto have caused this Fifth Amendment to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

BORROWERS:

TRIUMPH GROUP, INC.

By:
Name: M. David Kornblatt
Title: Executive Vice President & CFO

TRIUMPH LOGISTICS - UK, LIMITED
TRIUMPH AVIATION SERVICES ASIA, Ltd.
PLACAS TERMODINAMICAS, S.A. de C.V.
TRIUMPH CONTROLS - UK, Ltd.
TRIUMPH ACTUATION & MOTION CONTROL SYSTEMS - UK, Ltd.
TRIUMPH CONTROLS - GERMANY GmbH
TRIUMPH GROUP MEXICO S. de R.L. de C.V.

By:
Name: Richard C. Ill
Title: Director

TRIUMPH CONTROLS (EUROPE) SAS

By:
Name: Richard C. Ill
Title: President

CONSTRUCTIONS BREVETEES D’ALFORTVILLE SAS

By:
Name: Pierre Vauterin
Title: President

[SIGNATURE PAGE 2 OF 15 TO THE
FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT]

PNC BANK, NATIONAL ASSOCIATION, individually and as Administrative Agent

By:
Name: Brian T. Vesey
Title: Vice President

[SIGNATURE PAGE 3 OF 15 TO THE
FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT]

BANK OF AMERICA, N.A., individually and as Syndication Agent

By:
Name: Mary K. Giermek
Title: Senior Vice President

[SIGNATURE PAGE 4 OF 15 TO THE
FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT]

CITIZENS BANK OF PENNSYLVANIA, individually and as Documentation Agent

By:
Name: Carol Castle
Title: Senior Vice President

[SIGNATURE PAGE 5 OF 15 TO THE
FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT]

MANUFACTURERS AND TRADERS TRUST COMPANY, individually and as Managing Agent

By:
Name: Tracey E. Sawyer - Calhoun
Title: Vice President

[SIGNATURE PAGE 6 OF 15 TO THE
FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT]

JP MORGAN CHASE BANK, N.A., individually and as Managing Agent

By:
Name: Deborah R. Winkler
Title: Vice President

[SIGNATURE PAGE 7 OF 15 TO THE
FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT]

SOVEREIGN BANK individually and as Managing Agent

By:
Name:
Title:

[SIGNATURE PAGE 8 OF 15 TO THE
FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT]

BRANCH BANKING AND TRUST COMPANY, individually and as Managing Agent

By:
Name: Roberts A. Bass
Title: Senior Vice President

[SIGNATURE PAGE 9 OF 15 TO THE
FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT]

TRISTATE CAPITAL BANK

By:
Name: Timothy A. Merriman
Title: Senior Vice President

[SIGNATURE PAGE 10 OF 15 TO THE
FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT]

U.S. BANK NATIONAL ASSOCIATION

By:
Name:
Title:

[SIGNATURE PAGE 11 OF 15 TO THE
FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT]

TORONTO DOMINION (NEW YORK) LLC

By:
Name:
Title:

[SIGNATURE PAGE 12 OF 15 TO THE
FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT]

FIRST COMMONWEALTH BANK

By:
Name:
Title:

[SIGNATURE PAGE 13 OF 15 TO THE
FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT]

NATIONAL CITY BANK

By:
Name: Brian V. Ciaverella
Title: Vice President

[SIGNATURE PAGE 14 OF 15 TO THE
FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT]

ACCEPTED AND AGREED BY
GUARANTORS AS FOLLOWS:

NU-TECH BRANDS, INC.
TRIUMPH BRANDS, INC.
TRIUMPH GROUP ACQUISITION CORP.

By:
Name: M. David Kornblatt
Title: President and Treasurer of each of the above named companies

[SIGNATURE PAGE 15 OF 15 TO THE
FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT]

GUARANTORS (cont.):

KILROY STEEL, INC.
KILROY STRUCTURAL STEEL CO.
TRIUMPH METALS COMPANY
TRIUMPH STRUCTURES - EAST TEXAS, INC.
TRIUMPH PRECISION, INC.
TRIUMPH INSULATION SYSTEMS, LLC
THE MEXMIL HOLDING COMPANY LLC
TRIUMPH STRUCTURES - LONG ISLAND, LLC
TRIUMPH INVESTMENT HOLDINGS, INC.
TRIUMPH INSTRUMENTS - BURBANK, INC.
AIRFRAME SPARES AND LOGISTICS, LLC
MEXMIL CHINA, LLC
TRIUMPH GROUP HOLDINGS - MEXICO, LLC
TRIUMPH GROUP INVESTMENT - MEXICO, LLC
TRIUMPH AEROSPACE SYSTEMS - NEWPORT NEWS, INC.
TRIUMPH ACCESSORY SERVICES - GRAND PRAIRIE, INC.
TRIUMPH FABRICATIONS - FORTH WORTH, INC.
CBA ACQUISITION, LLC
TRIUMPH FABRICATIONS - HOT SPRINGS, INC.
TRIUMPH PROCESSING, INC.
TRIUMPH ACTUATION SYSTEMS - VALENCIA, INC.
TRIUMPH ACTUATION SYSTEMS, LLC
TRIUMPH ACTUATION SYSTEMS - CONNECTICUT, LLC
HT PARTS, L.L.C.
LAMAR ELECTRO-AIR CORPORATION
TRIUMPH AEROSPACE SYSTEMS - WICHITA, INC.
TRIUMPH STRUCTURES - KANSAS CITY, INC.
THE TRIUMPH GROUP OPERATIONS, INC.
TRIUMPH AEROSPACE SYSTEMS GROUP, INC.
TRIUMPH AFTERMARKET SERVICES GROUP, INC.
TRIUMPH AIRBORNE STRUCTURES, INC.
TRIUMPH AVIATIONS INC.
TRIUMPH FABRICATIONS - SAN DIEGO, INC.
TRIUMPH COMPOSITE SYSTEMS, INC.
TRIUMPH CONTROLS, LLC
TRIUMPH ENGINEERED SOLUTIONS, INC.
TRIUMPH ENGINEERING SERVICES, INC.
TRIUMPH GEAR SYSTEMS, INC.
TRIUMPH GEAR SYSTEMS - MACOMB, INC.
TRIUMPH GROUP ACQUISITION HOLDINGS, INC.
TRIUMPH INSTRUMENTS, INC.
TRIUMPH PRECISION CASTINGS CO.
TRIUMPH STRUCTURES - LOS ANGELES, INC.
TRIUMPH THERMAL SYSTEMS, INC.
TRIUMPH TURBINE SERVICES, INC.
TRIUMPH STRUCTURES - WICHITA, INC.
TRIUMPH INTERIORS, LLC

By:
Name: M. David Kornblatt
Title: Vice President and Treasurer of each of the above named companies